Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of The Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alliance One International, Inc., a Virginia corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q/A for the quarter ended December 31, 2009 (the "Form 10-Q/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Alliance One International, Inc. and will be retained by Alliance One International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 25, 2010

/s/ Robert E. Harrison
__________________________________________
Robert E. Harrison
President and Chief Executive Officer

/s/ Robert A. Sheets
__________________________________________
Robert A. Sheets
Executive Vice President - Chief Financial Officer